SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      PACIFIC MAGTRON INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                 PACIFIC MAGTRON
                             1600 California Circle
                               Milpitas, CA 95035

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 23, 2000


         The 2000 Annual Meeting of Shareholders of Pacific Magtron International Corp. will be held at the offices of Pacific Magtron at 1600 California Circle, Milpitas, California 95035 on Friday, June 23, 2000, at 10:00 a.m., Pacific Time.

MATTERS TO BE VOTED ON:

          1.   Election of six directors; and

          2. Ratification of the selection of BDO Seidman, LLP as the independent public accountants for the Company's fiscal year 2000.

         The close of business on April 28, 2000 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of Pacific Magtron International Corp.,1600 California Circle, Milpitas, CA 95035, for examination by any shareholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                     By Order of the Board of Directors



                                     Theodore S. Li
                                     President

Milpitas, California
May 15, 2000

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................  1
     Who Can Vote............................................................  1
     Voting by Proxies.......................................................  1
     How You May Revoke Your Proxy Instructions..............................  1
     How Votes are Counted...................................................  2
     Cost of this Proxy Solicitation.........................................  2
     Attending the Annual Meeting............................................  2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?..............................  2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.......................................  2

PROPOSALS....................................................................  3
     PROPOSAL NO. 1 - ELECT SIX DIRECTORS....................................  3
     PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.........  5

INFORMATION ABOUT THE NOMINEES...............................................  4

ABOUT THE BOARD AND ITS COMMITTEES...........................................  6

ABOUT THE EXECUTIVE OFFICERS.................................................  7

EXECUTIVE COMPENSATION.......................................................  8

STOCK OPTION GRANTS IN 1999 AND
         1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES..............  8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................  8

OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL STOCKHOLDERS
  AND OUR MANAGEMENT.........................................................  8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................  9

STOCK PRICE PERFORMANCE GRAPH................................................  9

OTHER MATTERS................................................................  9

SHAREHOLDER PROPOSALS........................................................  9

ANNUAL REPORT................................................................  9

                                 PROXY STATEMENT

         Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "PMIC" and the "Company" refer to Pacific Magtron International Corp. The Proxy Statement is first being sent to our shareholders on or about April 28, 2000.


                               GENERAL INFORMATION


WHO CAN VOTE

You are entitled to vote your common stock if our records showed that you held your shares as of April 28, 2000. At the close of business on that date, 10,100,000 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

VOTING BY PROXIES

If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from it that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your common stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the board of directors. We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS

You may revoke your proxy instructions by any of the following procedures:

*    Send us another signed proxy with a later date;

* Send a letter to our secretary revoking your proxy before your common stock has been voted by the Proxies at the meeting; or

*    Attend the Annual Meeting and vote your shares in person.

HOW VOTES ARE COUNTED

Inspectors of election will be appointed for the meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote with respect to that matter.

COST OF THIS PROXY SOLICITATION

We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

ATTENDING THE ANNUAL MEETING

If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your broker or bank. If you want to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.


                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


PROPOSAL 1: ELECTION OF SIX DIRECTORS

The six nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. Therefore, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about the Annual Meeting or voting, please call Hui "Cynthia" Lee, our Corporate Secretary. Ms. Lee may be reached at (408) 956-8888.

                                    PROPOSALS

                      PROPOSAL NO. 1 - ELECT SIX DIRECTORS

NUMBER OF DIRECTORS TO BE ELECTED

An entire Board of Directors, consisting of six directors, is to be elected at the Annual Meeting. Each Director elected will hold office until the next annual meeting and the election of their successors. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term. Our Articles of Incorporation call for a Board consisting of not fewer than one member.

VOTE REQUIRED

Under Nevada law, when directors are to be elected to office each stockholder is entitled to one vote for each share of stock standing in the stockholder's name on the records of the corporation.

NOMINEES OF THE BOARD

The Board has nominated the following individuals to serve on our Board of Directors until the next annual meeting and the election of their successors:

                                   Theodore S. Li
                                   Hui Lee
                                   Jey Hsin Yao
                                   Betty Li
                                   Hank C. Ta
                                   Limin Ha

All of these nominees are currently serving on the Board. Each of the nominees has agreed to be named in this proxy statement and to serve if elected.

See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above.

We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES

THEODORE S. LI
(age 42)

Mr. Li has served as the President, Treasurer and a Director of the Company since 1998 and as the President and a Director of PMIC since 1995. He is responsible for the Company's operations, technical functions and finance. Mr. Li received his bachelor of science in computer science from the University of Oregon.

HUI "CYNTHIA" LEE
(age 37)

Ms. Lee has served as the Secretary and a Director of the Company since 1998, and as a Director and Vice President, Sales and Purchasing of PMIC since 1994. She is responsible for the Company's sales and purchasing functions. She received her bachelor of language and literature from Chang Chi University in Taiwan.

JEY HSIN YAO, PH.D.
(age 37)

Dr. Yao has served as a Director of the Company since 1998, and as the Secretary and a Director of PMIC since 1995. He has been employed at Fujitsu as a senior researcher since 1992. He received his bachelor of science in electrical engineering from National Taiwan University, his masters of science in signals and systems from the University of California, Santa Barbara and his Ph.D.

BETTY LI
(age 38)

Ms. Li has served as a Director of the Company since 1998, and as a Director of PMIC since 1995. She has been an engineer with Motorola since 1988.

HANK C. TA
(age 42)

Mr. Ta has been the President and Chief Executive Officer of CC Integration/MicroAge since 1992. This company is an authorized reseller from Compaq, Cisco and Hewlett Packard. He received his bachelor of science in electrical engineering from San Jose State University.

LIMIN HU, PH.D
(age 37)

Dr. Hu has been a President for Hugo Technologies, Inc. since February 1996. In that capacity he provides consulting services in system integration and architecture, client/sewer and database management systems, Internet and networking, software and cross-platform development, and multimedia systems. From December 1994 to January 1996 he was a Vice President and General Manager for Teknekron Systems LLC. He received his bachelor of science in electrical engineering from National Taiwan University, ROC and his Ph.D. in electrical engineering and computer science from the University of California, Berkeley.


      YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE SIX NOMINEES
                              UNDER PROPOSAL NO. 1

         PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of BDO Seidman, LLP, 125 South Market Street, San Jose 95113, as independent accountants to examine our financial statements for the fiscal year ending December 31, 2000, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the shareholders do not ratify the appointment of BDO Seidman, LLP the selection of independent accountants will be reconsidered by our Board of Directors.

         For the years ended December 31, 1999 and 1998, BDO Seidman, LLP provided our audit services which included examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission and other filings with the Commission, and consultation in connection with various audit-related and accounting matters. The consolidated financial statements and schedule of the Company for the year ended December 31, 1997 were audited by Meredith, Cardozo, Lanz & Chiu LLP, whose practice has been combined with BDO Seidman, LLP. None of the financial statements prepared by BDO Seidman, LLP contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

         We do not expect that representatives of BDO Seidman, LLP will be present at the annual meeting.

         The  Proxies  will  vote in favor of  ratifying  the  selection  of BDO
Seidman,   LLP  unless  instructions  to  the  contrary  are  indicated  on  the accompanying proxy form.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2

                       ABOUT THE BOARD AND ITS COMMITTEES

THE BOARD

We are governed by a Board of Directors, and various committees of the Board which meet throughout the year. The Board of Directors held no meetings and acted by unanimous written consent three times during 1999. Directors discharge their responsibility throughout the year at Board and committee meetings and also through informal telephonic conferences and other communications with the Chairman and others regarding our business.

COMMITTEES OF THE BOARD

The Board has one committee, the Audit Committee. The function of this Committee is described below along with the current membership and number of meetings held during 1999.

AUDIT COMMITTEE

Our Audit Committee is composed of Hank C. Ta and Limin Hu, PhD. The charter of our Audit Committee is to review, examine and discuss with our management and auditors, as the case may be, those matters that primarily relate to financial controls and audit. Its duties include the review, examination and discussion of the following:

* the findings of the independent auditors resulting from their audit and certification of our financial statements;

* our accounting principles for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may materially affect us;

* the adequacy of our financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

* recommendations by the independent auditors or the internal auditing staff with respect to changes in our policies or practices.


In April, 1999 the Board elected Hank C. Ta and Limin Hu, PhD to the Audit Committee, which held no meetings during 1999.

DIRECTOR COMPENSATION

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. We did not grant any options to our non-employee directors in 1999.

LIMITATION OF LIABILITY OF DIRECTORS

Nevada law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend that was illegal under Nevada law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Nevada law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct. Our Articles of Incorporation eliminate the personal monetary liability of directors to the extent allowed under Nevada law.

                          ABOUT THE EXECUTIVE OFFICERS

         Theodore S. Li and Hui "Cynthia" Lee are our principal executive officers. For information regarding Mr. Li and Ms. Lee, please refer to "Information About the Nominees" beginning on Page 4. All executive officers are appointed by and serve at the discretion of the Board for continuous terms.

                             EXECUTIVE COMPENSATION

         The following table sets forth all cash compensation paid by us to the chief executive officer and the most highly compensated executive officers and key employees whose total remuneration exceeded $100,000 for services rendered in all capacities to us during the last three completed fiscal years.

                                                       Long Term
                                                      Compensation
                                                         Awards
                                         Annual        Securities
                                      Compensation/    Underlying    All Other
Name and Principal Positions   Year  Salary & Bonus   Options (#)   Compensation
----------------------------   ----  --------------   -----------   ------------
Theodore Li                    1999     $120,000          --               --
President, Chief Executive     1998      120,000          --               --
Officer, Treasurer and         1997      120,000          --          250,000
Director                       1996      120,000          --               --



Hui "Cynthia" Lee              1999      120,000          --               --
Secretary and Director         1998       97,500          --               --
                               1997       75,540          --          250,000
                               1996           --          --               --

                         STOCK OPTION GRANTS IN 1999 AND
             1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

         There were no stock options granted to executive officers in 1999, and no stock options were exercised in 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. During the last year Theodore Li, Hui "Cynthia" Li, Hank C. Ta and Limin Hu have not filed any reports.

             OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL STOCKHOLDERS
                               AND OUR MANAGEMENT

         The following table sets forth information, as of April 28, 2000 with respect to the number of shares of our common stock beneficially owned by individual directors, by all directors and officers as a group, and by persons who we know own more than 5% of our common stock. We have no other class of voting stock outstanding.

         Name of Beneficial          Number               Percent of
         Owner and Address          of Shares         Common Stock Owned
         -----------------          ---------         ------------------
         Theodore S. Li             4,500,000                 45%

         Hui "Cynthia" Lee          4,500,000                 45%


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the cumulative return for the Company's common stock with the NASDAQ US Stock Index and the Standard Industrial Classification ("SIC") Code Index (SIC Code 5045) - Computer and Computer Peripheral Equipment Software) for the period beginning July 18, 1999 on which trading of the Company's common stock commenced through December 31, 1999.

                                    7/18/98           12/31/98         12/31/99
PMIC                                  100
NASDAQ STOCK MARKET (US) INDEX        100
SIC CODE INDEX                        100

(The above is the tabular form of the performance graph that appears in the proxy statement. A paper copy of the performance graph has been submitted to the Division of Corporation Finance of the Securities and Exchange Commission.)

                                  OTHER MATTERS

         Our Board is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to have a proposal included in our proxy statement for our 2000 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices not later than May 15, 2000.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-K with certified financial statements required was filed for the fiscal year ended December 31, 1999 accompanies this Notice and Proxy Statement and was mailed to all shareholders of record on or about May 15, 2000. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on April 28, 2000. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

PROXY                      PACIFIC MAGTRON INTERNATIONAL CORP.             PROXY

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Theodore S. Li and Hermia Lam, or any of them acting in the absence of the other with the full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of PACIFIC MAGTRON INTERNATIONAL CORP. (the "Company") to be held at the offices of the Company at 1600 California Circle, Milpitas, California 95035 on Friday, June 23, 2000, at 10:00 a.m., Pacific Time and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

         PROPOSAL NO. 1: To elect six directors to the Company's Board to serve for the next year or until their successors are elected.

         NOMINEES: THEODORE S. LI, HUI LEE, HEY HSIN YAO, BETTY LI, HANK C. TA, and LUMIN HA.

           [ ] VOTE for all nominees except those whose names are written on the line provided below (if any)

--------------------------------------------------------------------------------

         PROPOSAL NO. 2: Ratification of the selection of BDO Seidman, LLP as the independent public accounting firm for the Company for the fiscal year ended December 31, 2000. (Mark only one)

         [ ] VOTE FOR             [ ] VOTE AGAINST          [ ] VOTE WITHHELD

         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE

         This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting in accordance with the discretion of the proxies.

DATED:_______________, 2000

                                   ------------------------------------
                                   (Signature


                                   ------------------------------------
                                   (Signature)

                                   When signing as executor, administrator,
                                   attorney,  trustee, or guardian,  please
                                   give   full   title   as   such.   If  a
                                   corporation,   please   sign   in   full
                                   corporate  name by  president  or  other
                                   authorized  officer.  If a  partnership,
                                   please  sign  in  partnership   name  by
                                   authorized person. If a joint tenancy, please have both joint tenants sign.